Exhibit 99.6

DISCLOSURE STATEMENT 2011 2012 2013 2014 2015 This presentation and other CHS Inc. publicly available presentations contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not rely on any of these forward–looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS public filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2016. Any forward–looking statements made by CHS in this presentation are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

DAVID BIELENBERG Chairman of the Board

RICH SOIL ADEQUATE MOISTURE RIGHT INPUTS SOUND ADVICE

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DUTY OF CARE AND LOYALTY

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2016 an overview core focus: financial oversight of your company CHS governance taking a long-term view 3

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2016 an overview revenues $30.3 billion CHS net income $424.2 million

2016 an overview CHS cash returns 40% $337 million estimated 2017

2016 an overview individual member equity redemption policy

3 2016 an overview listen keep it simple time for learning

2016 an overview

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2016 an overview 1,000 views

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2016 an overview

2016 an overview OUR GOAL making sure CHS remains an agricultural-focused and producer-governed cooperative

2016 an overview CHS MEMBERSHIP CLASSES (PROPOSED) CLASS A DEFINED MEMBERS CLASS B CLASS C

2016 an overview CLASS A MEMBERS

2016 an overview CLASS B MEMBERS

2016 an overview CLASS C MEMBERS

YES vote on both resolutions your board is strongly recommending a

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9338

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2016 an overview 1st when times are good, it’s easy to make decisions

2016 an overview 2nd we can’t go it alone

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DISCLOSURE STATEMENT

This presentation and other CHS Inc. publicly available presentations contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not rely on any of these forward–looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS public filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2016. Any forward–looking statements made by CHS in this presentation are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

DAVID BIELENBERG

Chairman of the Board

THE ESSENTIALS

2016 CHS ANNUAL MEETING


RICH
SOIL
ADEQUATE
MOISTURE
RIGHT
INPUTS
SOUND
ADVICE


6
7








DUTY OF CARE
AND LOYALTY






Agfinity


CENEX
CENEX


1075



core focus:

- financial oversight of your company
- CHS governance
- taking a long-term view

2016 an overview






WINCH

2016 an overview

CHS net income

$424.2 million

revenues

$30.3 billion

estimated 2017

CHS cash returns

$337 million



40%

2016

an overview

individual member equity redemption policy



an overview

2016

- listen
- keep it simple
- time for learning

2016
an overview


Resolution on Proposed Amendments to CHS Inc.
Articles of Incorporation
Resolution on Proposed Amendment to CHS Inc.
Bylaws
an overview
2016


communicate
education
service






CHS
CHS MEMBERSHIP CLASSES (PROPOSED)
CHS - Proposed Amendments
to Articles and Bylaws

1,000 views

an overview

2016




Proposed Amendments to CHS Articles and Bylaws 2016
WHAT YOU NEED TO KNOW
CHS
The CHS Board of Directors is recommending approval of proposed amendments to the company's Articles and Bylaws that organize CHS membership into four classes. Eligible members will vote on the amendments at the company's December 2016 Annual Meeting. The proposed membership classes include:
CURRENT CHS MEMBERSHIP CLASSES
CHS MEMBERSHIP CLASSES (PROPOSED)
LEARN MORE
What events would cause a cooperative to move from Class C? (See graphic below)
2016
an overview

OUR GOAL

making sure CHS remains an agricultural-focused and producer-governed cooperative

an overview
2016

CHS MEMBERSHIP CLASSES (PROPOSED)


CLASS A
CLASS B
CLASS C
DEFINED MEMBERS

an overview
2016

CLASS A MEMBERS



an overview

2016

CLASS B MEMBERS

an overview

2016

CLASS C MEMBERS

2016

an overview

your board
is strongly
recommending a

YES

vote on both resolutions






















CHS®










THUNDER CREEK




Valley Plains
Equipment






Anything else on
your mind?


Keynote Speaker
Management techniques
from the best ship
in the Navy


Sarah
CHS



1st

when times are good,
it’s easy
to make
decisions

an overview
2016

2nd

we can't
go it alone

an overview
2016




Agfinity













